Exhibit 10.4

Execution version

AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT

August 23, 2006

Penthouse Media Group Inc.

6800 Broken Sound Parkway

Boca Raton, FL  33487

Ladies and Gentlemen:

Reference is made to (i) the Management Agreement between Penthouse Media Group Inc. (the “Company”) and Bell & Staton, Inc. (the “Manager”), dated as of October 5, 2004 (as amended by that certain Amendment dated August 17, 2005 (“Amendment No. 1”), the “Management Agreement”); (ii) the Securities Purchase Agreement between the Company, U.S. Bank National Association, as Administrative Agent and Collateral Agent, and certain others, dated as of August 17, 2005 (as amended by the First Amendment and Limited Waiver to Securities Purchase Agreement dated as of the date hereof, and as further amended, supplemented, modified or restated from time to time, the “2005 Securities Purchase Agreement”), and (iii) the Securities Purchase Agreement between the Company, U.S. Bank National Association, as Administrative Agent and Collateral Agent, and certain others, dated the date hereof (as amended, supplemented, modified or restated from time to time, the “2006 Securities Purchase Agreement”).

This is to set forth our agreement and understanding as follows:

1.

All capitalized terms used herein which are not otherwise defined shall have the respective meanings ascribed to them in the 2006 Securities Purchase Agreement.

2.

So long as any Default or Event of Default has occurred and is continuing, all payments otherwise required to be made to the Manager under the Management Agreement, other than reimbursement of expenses pursuant to Section 4 of the Management Agreement, shall not be paid or accrued and shall be permanently waived.

3.

Subject to paragraph 2 above, except during an Unblocked Period, neither the Company nor any of its Subsidiaries shall pay the Manager any payments other than (a) a Management Fee (as such term is defined in Section 3.01 of the Management Agreement) not to exceed $500,000 per annum, and (b) reimbursement of expenses pursuant to Section 4 of the Management Agreement.  “Unblocked Period” means any calendar quarter during which both of the following conditions have been met: (i) the Company’s Consolidated EBITDA for the twelve-month period ended on the day immediately prior to such calendar quarter was at least $12,500,000 and (ii) no Default or Event of Default has occurred and is continuing.

4.

The Management Agreement may not be further amended prior to payment in full of all Obligations under the 2006 Securities Purchase Agreement without the prior written consent of the Required Holders who are hereby designated third-party beneficiaries of this letter.  Amendment No. 1 shall remain in full force and effect notwithstanding the execution of this letter, and shall survive the repayment of the Obligations under the 2006 Securities Purchase Agreement so long as any Obligations (as defined in the 2005 Securities Purchase Agreement) remain outstanding.

5.

This Amendment No 2. to Management Agreement may be signed in counterparts and by facsimile.

If the foregoing is in accordance with your understanding, kindly so indicate by signing this Amendment No. 2 to Management Agreement in the place provided below.

Very truly yours,

PENTHOUSE MEDIA GROUP INC.

By /s/ Marc H. Bell

Marc H. Bell, President

AGREED:

BELL & STATON, INC.

By /s/ Marc H. Bell

Marc H. Bell, President

[signatures page of Required Holders follows]

The undersigned Holders, being Holders whose Pro-Rata Shares (as defined in the 2005 Securities Purchase Agreement) aggregate at least 51% hereby consent to this Amendment No. 2 to Management Agreement.

DB DISTRESSED OPPORTUNITIES MASTER PORTFOLIO, LTD

THE OPPORTUNITY FUND, LLC

STATE OF SOUTH DAKOTA RETIREMENT SYSTEM FUND

SPHINX DISTRESSED (MW POST OPPORTUNITY) SEGREGATED PORTFOLIO

MW POST PORTFOLIO FUND, LTD.

POST DISTRESSED MASTER FUND, L.P.

POST TOTAL RETURN MASTER FUND, L.P.

By: Post Advisory Group, LLC, as Authorized Agent

By: /s/ Carl Goldsmith

Name: Carl Goldsmith

Title: Senior Investment Officer

POST BALANCED FUND, L.P.

POST HIGH YIELD, L.P.

By: Post Advisory Group, LLC, as General Partner

By: /s/ Carl Goldsmith

Name: Carl Goldsmith

Title: Senior Investment Officer